October 14, 1998


                        PIONEER VARIABLE CONTRACTS TRUST
                   Supplement to Prospectus dated May 1, 1998


         The following information supplements the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section:

IV.       THE FUND AND THE PIONEER ORGANIZATION

The Manager

The second paragraph is replaced by the following:

         Ms. Theresa A. Hamacher, chief investment officer of Pioneering Management Corporation ("Pioneer") since September 1, 1998, has general responsibility for Pioneer's investment operations. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of Pioneer and executive vice president of all the Pioneer mutual funds.

         Sherman B. Russ and Kenneth J. Taubes are jointly responsible for overseeing Pioneer's U.S. and global fixed income team. Mr. Russ, senior vice president of Pioneer, joined Pioneer in 1983 and has been an investment professional since 1962. Mr. Taubes joined Pioneer as a vice president in September 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam institutional accounts and mutual funds.

         Balanced   Portfolio:   Day-to-day   management  of  the  Fund  is  the
responsibility of co-managers Tin Chan and Eric Weigel, vice presidents of Pioneer. Mr. Chan is responsible for the equity investments of the Portfolio. He joined Pioneer in August 1998 and has been an investment professional since 1993. Prior to joining Pioneer, Mr. Chan was an equity portfolio manager with Allmerica Financial from 1995 to 1998 and was an equity research analyst with Key Corp. from 1993 to 1995. Mr. Weigel is responsible for the asset allocation decisions for the Portfolio. He joined Pioneer in August 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of Global Asset Allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1998 and managed domestic and international portfolios for INVESCO U.C. Management and Research from 1993 to 1994.

         Day-to-day management of the Portfolio's fixed income investments is the responsibility of the team of managers and analysts which focuses on fixed income investments, led by Mr. Taubes.







                                                                     0998-5632
                                                Pioneer Funds Distributor, Inc.